UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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Pitney Bowes Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 7, 2018.

PITNEY BOWES INC.

PITNEY BOWES INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 9, 2018
Date: May 7, 2018 Time: 9:00 a.m.
Location:	Hyatt Regency Hotel
1800 East Putnam Avenue
Old Greenwich, CT 06870

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS, INCLUDING THE REPORT ON FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
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1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
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* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

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—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Upon arrival, please present this admission ticket and valid government-issued photo identification at the registration desk.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

Company Proposals:

The Board of Directors recommends you vote FOR each of the nominees listed in proposal 1 below:

1.	Election of Directors

Nominees:

	1a.	Linda G. Alvarado

	1b.	Anne M. Busquet

	1c.	Roger Fradin

	1d.	Anne Sutherland Fuchs

	1e.	S. Douglas Hutcheson

	1f.	Marc B. Lautenbach

	1g.	Eduardo R. Menascé

	1h.	Michael I. Roth

	1i.	Linda S. Sanford

	1j.	David L. Shedlarz

	1k.	David B. Snow, Jr.

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2.	Ratification of the Audit Committee's Appointment of the Independent Accountants for 2018.

3.	Non-binding Advisory Vote to Approve Executive Compensation.

4.	Approval of the Pitney Bowes Inc. 2018 Stock Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.